SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                      RESTAURANT TEAMS INTERNATIONAL, INC.
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         .......................................................................
     2)  Form, Schedule or Registration Statement No.:
         .......................................................................
     3)  Filing Party:
         .......................................................................
     4)  Date Filed:
         .......................................................................

Preliminary Copy

                      RESTAURANT TEAMS INTERNATIONAL, INC.
                                1705 East Whaley
                              Longview, Texas 75601

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held December 16, 1998




Dear Shareholders of Restaurant Teams International, Inc.

          You are cordially invited to attend the special meeting of shareholders of Restaurant Teams International, Inc. to be held at 10:00 a.m., local time on December 16, 1998, at the company's office at 1705 East Whaley, Longview, Texas 75601, to consider and vote upon the following matters:

         1. To approve an amendment to the company's Articles of Incorporation to authorize a class of preferred stock (the "Proposal"); and

         2. The transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

          Only shareholders who own common stock of record at the close of business on November 25, 1998 will be entitled to notice of and to vote at the special meeting or any adjournments thereof.

          All shareholders are cordially invited and urged to attend the special meeting. Because an amendment to the company's Articles of Incorporation requires an affirmative vote of two-thirds of all shares outstanding; it is very important that you vote. A failure to vote or an abstention will have the same effect as a vote against the Proposal. Even if you plan to attend the meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.

                                              By Order of the Board of Directors




                                                       Carole Swanson, Secretary


                 , 1998

                      RESTAURANT TEAMS INTERNATIONAL, INC.
                                1705 East Whaley
                              Longview, Texas 75601

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held December 16, 1998


         This proxy statement and the accompanying proxy card are being furnished to the holders of common stock of Restaurant Teams International, Inc. in connection with a solicitation of proxies by the board of directors of the company from the shareholders for use at a special meeting of shareholders of the company to be held on December 16, 1998. Proxies will be voted at the special meeting for the purposes set forth in the accompanying Notice. This proxy statement and the enclosed form of proxy is being mailed on or about November 25, 1998.

         The expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to their principals, will be borne by the company. The company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to beneficial owners of the company's common stock in accordance with Securities and Exchange Commission requirements. In addition to the solicitation through this proxy statement, the directors, officers and employees of the company may solicit proxies by telephone and personal contact.

         The company's principal executive office is located at 1705 East Whaley, Longview, Texas 75601, and its telephone number is (903) 758-2811.


                          VOTING AND PROXY INFORMATION

         The board of directors of the company has fixed the close of business on November 25, 1998, as the record date for determining the shareholders entitled to receive notice and vote at the special meeting. At the close of business on the record date, there were approximately 400 shareholders owning 6,515,144 shares of common stock, the only outstanding securities of the company entitled to vote at the special meeting.

         A  shareholder  is  entitled to one vote per share on all matters to be considered at the special meeting. Votes may be cast in person or by proxy. Abstentions may also be specified as to the approval of the Proposal to be considered at the meeting. Under the rules of the stock exchanges of which brokers are members, such brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters
(so-called  "broker  non-votes").   Under  these  rules,  member  firms  may  be
prohibited from voting on the Proposal without specific instructions from beneficial owners. The affirmative vote, either in person or by proxy, of the holders of more than two-thirds of all outstanding shares of common stock is necessary to approve the Proposal. Accordingly, if you abstain from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee is not able to vote such shares on the Proposal, or a broker indicates that it does not have authority to vote certain shares regarding the Proposal, or a shareholder fails to vote at all, any of these events will have the effect of a negative vote.
Therefore, your vote is very important.

         All shares of common stock that are represented at the special meeting by properly executed proxies received prior to the special meeting and not revoked will be voted in accordance with the instructions indicated in the proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the Proposal.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the company, before the vote is taken at the special meeting, a written notice of revocation bearing a date later than the date of the proxy, duly executing and delivering a subsequent proxy relating to the same shares, or attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to:
Corporate Secretary, Restaurant Teams International, Inc., 1705 East Whaley, Longview, Texas 75601.


                                    PROPOSAL
                     AMENDMENT TO ARTICLES OF INCORPORATION
                          TO AUTHORIZE PREFERRED STOCK

Introduction

         The board of directors of the company has adopted a resolution approving, and recommends to the shareholders that they approve an amendment to the company's Articles of Incorporation to authorize a class of 10,000,000 shares of preferred stock, par value $0.01 per share, to be an authorized class of capital stock in addition to the company's currently authorized class of 50,000,000 shares of common stock. The company currently has no authorized shares of preferred stock.

         Upon approval of the Proposal at the special meeting, the company will execute and file with the State of Texas the Articles of Amendment in the form attached hereto as Attachment A.

         The enclosed form of proxy provides a means for holders of common stock to vote for or against the Proposal, or to abstain from voting on the Proposal. Each properly executed Proxy received in time for the meeting will be voted as specified thereon. If a holder of common stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the Proposal. The affirmative vote, either in person or by proxy, of the holders of more than two-thirds of all shares of common stock outstanding as of the record date is necessary to approve the Proposal. Accordingly, if you abstain from voting certain shares on the approval of the Proposal, or fail to deliver written instructions to your nominee holder of shares so that the nominee holder is not able to vote such shares, or a broker indicates that it does not have authority to vote certain shares, or fail to vote, any such event will have the effect of a negative vote.

         The voting rights and other rights attributable to common stock will not be altered by the Proposal, and the company's consolidated financial statements will also not be affected by the authorization.

Description of Preferred Stock

         If the Proposal is authorized, the company will create an authorized class of capital stock called preferred stock. As permitted by Texas law, the class will not initially have defined terms and provisions, and the board of directors of the company will have the authority to divide the authorized preferred stock into series, with the shares of each series to have such relative rights and preferences as are fixed and determined by the Board of Directors. The provisions of a particular series of authorized preferred stock designated by the board of directors may include restrictions on the payment of dividends on common stock. Such provisions may also include restrictions on the ability of the company to purchase shares of common stock or to purchase or redeem shares of a particular series of authorized preferred stock. Depending upon the voting rights granted to any series of authorized preferred stock, its issuance could result in a reduction in the voting power of the holders of common stock. In the event of any dissolution, liquidation or winding up of the company the holders of each series of preferred stock may be entitled to receive a liquidation preference established by the board of directors, together with all accumulated and unpaid dividends, prior to the distribution of any asset or funds to the holders of common stock. Depending upon the consideration paid for preferred stock, the liquidation preference of preferred stock and other matters, the issuance of preferred stock could result in a reduction in the assets available for distribution to the holders of common stock in the event of the liquidation of the company.

         When creating a series of preferred stock, the board of directors will adopt a resolution containing all of the rights and preference of the series of preferred stock. Such rights and preferences may include the following: (a) the number of shares to constitute such series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such series shall be entitled to preference or priority over any other series of stock of the company with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such series; (e) the amount which the shares of such series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the company and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the company; (f) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the company and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such series redeemed, purchased or otherwise reacquired, or surrendered to the company upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the company or any subsidiary, of any other series of stock of the company ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the company, or any subsidiary; and (k) such other preferences, rights, restrictions and qualifications as the board of directors may determine.

Relationship to Common Stock

         Except as otherwise provided in any resolution or resolutions adopted by the board of directors providing for the issuance of a series of preferred stock, the common stock (a) has the exclusive voting power of the corporation;
(b) entitles the holders thereof to the voting right described herein at all meetings of the stockholders of the company; (c) entitles the holders to share ratably, without preference over any other shares of the company in all assets of the company in the event of any dissolution, liquidation or winding up of the company; and (d) entitles the record holders thereof to receive such dividends that are declared by the board of directors.

Reasons for Proposed Authorization of Preferred Stock

         The company is a small, growing, publicly held company seeking to expand its restaurant businesses through internal expansion and acquisition. As a publicly traded company, the common stock and securities such as the preferred stock that is made convertible into common stock provides a form of security that can be used as consideration to finance the company's growth. Investors in the company's securities in these kinds of transactions do not generally want to hold common stock initially, but are rather interested in a security that provides a preference over the common stock, a cash return on the investment, and ultimately the possibility of receiving a repayment of its investment with an above average return to the investor. Such returns can be magnified if the investment security is convertible into common stock, because it will be converted only if there has been or is likely to be significant growth in the value of the common stock.

         In general a convertible security can be structured either as a convertible debenture, which is a debt security, or convertible preferred stock, which is equity. Many investors prefer to acquire an equity interest in the form of preferred stock, and, to date, the company has been unable to issue such an instrument.

Issuance of Preferred Stock

         There are no pending or proposed transactions in which the Company will issue any shares of preferred stock.

         The board of directors recommends a vote FOR approval and adoption of the Proposal described above.

                                  OTHER MATTERS

         The board of directors does not intend to bring any other matters before the special meeting and has not been informed that any other matters are to be presented to the special meeting by others. In the event that other matters properly come before the special meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.


                                            By Order of the Board of Directors



                                            Carole Swanson, Secretary

                                                                    ATTACHMENT A

                              ARTICLES OF AMENDMENT

                                       OF

                      RESTAURANT TEAMS INTERNATIONAL, INC.


         Pursuant to the provisions of Article 4.04A of the Texas Business Corporation Act (the "Act"), the undersigned Corporation duly adopts the following Articles of Amendment to its Articles of Incorporation:

                                   Article One

         The name of the Corporation is Restaurant Teams International, Inc.

                                   Article Two

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on December 16, 1998:

         The Amendment amends and restates Article Four of the current Articles of Incorporation, and the full text as amended is as follows:

                  "The aggregate  number of shares which the  corporation  shall have authority to issue is fifty million (50,000,000) shares of Common Stock, par value ($0.01) per share, and twenty-five million (25,000,000) shares of Preferred Stock of the par value of one cent ($0.01) each. A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:

                  The Preferred Stock may be issued from time to time in one or more series. The terms of a series, including all rights and preferences, shall be as specified in the resolution or resolutions adopted by the Board of Directors designating such series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt. Such resolution or resolutions with respect to a series shall specify all or such of the rights or preferences of such series as the Board of Directors shall determine, including the following, if applicable: (a) the number of shares to constitute such series and the distinctive designation thereof; (b) the dividend or manner for determining the dividend payable with respect to the shares of such series and the date or dates from which dividends shall accrue, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate and whether the shares in such series shall be entitled to preference or priority over any other series of stock of the Corporation with respect to payment of dividends; (c) the terms and conditions, including price or a manner for determining the price, of redemption, if any, of the shares of such series; (d) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such series;
         (e) the amount which the shares of such series shall be entitled to receive, if any, in the event of any liquidation, dissolution or winding up of the Corporation and whether such shares shall be entitled to a preference or priority over shares of another class or series with respect to amounts received in connection with any liquidation, dissolution or winding up of the Corporation; (f) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or any other series of the same or any other class or classes of stock, of the Corporation and the terms and conditions of any such conversion or exchange; (g) the voting rights, if any, of shares of stock of such series in addition to those granted herein; (h) the status as to reissuance or sale of shares of such series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation upon conversion; (i) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any other series of stock of the Corporation ranking junior to such shares as to dividends or upon liquidation; (j) the conditions, if any, on the creation of indebtedness of the Corporation, or any subsidiary; and
         (k) such other preferences, rights, restrictions and qualifications as the Board of Directors may determine.

                  Except as otherwise provided in any resolution or resolutions adopted by the Board of Directors providing for the issuance of a series of Preferred Stock, the Common Stock shall (a) have the exclusive voting power of the corporation; (b) entitle the holders thereof to the voting right described herein at all meetings of the stockholders of the Corporation; (c) entitle the holders to share ratably, without preference over any other shares of the Corporation in all assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation; and (d) entitle the record holders thereof on such record dates as are determined, from time to time, by the Board of Directors to receive such dividends, if any, if, as and when declared by the Board of Directors."

                                  Article Three

         The number of shares of the Corporation outstanding at the time of such adoption entitled to vote thereon was 6,515,144.

                                  Article Four

         The holders of ___________ shares outstanding and entitled to vote on said amendment have approved a resolution adopting said amendment at a special meeting of shareholders held on _____________, 1998.

         EXECUTED as of the day and year first above written.

                                  Restaurant Teams International, Inc.



                                    By:_______________________________________
                                           Henry Leonard, President



                                    By:_______________________________________
                                           Carole Swanson, Secretary

Preliminary Copy
                               Common Stock Proxy

                      Restaurant Teams International, Inc.

    This Common Stock Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Shareholders of Restaurant Teams International, Inc. to be held at the company's office at 1705 East Whaley, Longview, Texas 75601, on December 16, 1998, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints Stanley L. Swanson and Henry Leonard, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         The undersigned directs that the undersigned's proxy be voted as follows:


          1.  APPROVAL OF     [ ]  FOR Approval of Proposal     [ ] AGAINST Approval of Proposal     [ ] ABSTAIN
              PROPOSAL            described below                  described below                      from voting



         The Proposal is to amend the company's Articles of Incorporation to authorize the issuance of preferred stock.

         2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the Proposal in item 1.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the common stock of the company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

         Please date, sign and mail this proxy in the enclosed envelope.

                                           Date __________________ ____, 1998




                                            ------------------------------------
                                                        Signature of Shareholder


                                            ------------------------------------
                                                        Signature of Shareholder

                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.